UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2006

JPMorgan Chase & Co. (Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

270 Park Avenue		10017
New York, NY
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

     On Sunday, October 1, 2006, JPMorgan Chase & Co. (“JPMorgan”) completed its acquisition of the consumer, small-business and middle-market banking businesses of The Bank of New York Company, Inc., in exchange for JPMorgan’s corporate trust business plus a cash payment of $150 million.

     On Monday, October 2, 2006, JPMorgan issued a press release announcing the completion of the transaction. The foregoing description is qualified in its entirety by the text of the press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 2, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

Date: October 6, 2006	By: /s/ Anthony J. Horan

Name: Anthony J. Horan
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 2, 2006